Consolidated Statements of Income (Lazy Days' R.V. Center, Inc.) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Other income/expenses
Net income	$ 8,302	$ 7,783
Lazydays' RV Center Inc [Member]
Revenues
New and pre-owned vehicles	546,385	500,772
Parts, service and other	68,453	64,577
Total revenue	614,838	565,349
Cost of revenues
New and pre-owned vehicles	472,318	435,122
Parts, service and other	15,383	13,045
Total cost of revenues	487,701	448,167
Gross profit	127,137	117,182
Selling, general, and administrative expenses	105,096	97,614
Income from operations	22,041	19,568
Other income/expenses
Gain on sale of property and equipment	98
Interest expense	(8,752)	(7,274)
Income before income tax expense	13,387	12,294
Income tax expense	(5,085)	(4,511)
Net income	$ 8,302	$ 7,783